UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023
DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake,	Virginia	23320
(Address of principal executive offices)		(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Dollar Tree, Inc. (the “Company”) was held on June 13, 2023. The final voting results for each matter voted on by shareholders at the 2023 Annual Meeting are as follows:

1.The shareholders elected the following individuals to the Company’s Board of Directors, each to serve as a director for a one-year term:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Richard W. Dreiling	187,198,549	6,509,206	1,041,420	7,430,737
Cheryl W. Grisé	176,041,593	18,530,275	177,307	7,430,737
Daniel J. Heinrich	193,975,012	594,493	179,670	7,430,737
Paul C. Hilal	189,451,119	5,066,685	231,371	7,430,737
Edward J. Kelly, III	189,630,342	4,939,114	179,719	7,430,737
Mary A. Laschinger	189,787,796	4,783,342	178,037	7,430,737
Jeffrey G. Naylor	190,103,538	4,466,321	179,316	7,430,737
Winnie Y. Park	189,690,887	4,880,915	177,373	7,430,737
Bertram L. Scott	191,478,214	3,091,214	179,747	7,430,737
Stephanie P. Stahl	194,176,642	394,761	177,772	7,430,737

2.The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion set forth in the Proxy Statement filed by the Company on May 2, 2023.

Votes For	Votes Against	Abstain	Broker Non-Votes
111,624,130	82,673,704	451,341	7,430,737

3.The shareholders approved, on an advisory basis, a one-year frequency of future advisory votes on the compensation of the Company’s named executive officers. The Board has accepted the recommendation of the shareholders and will hold future advisory votes annually.

One Year	Two Years	Three Years	Abstain
191,332,920	297,600	3,002,732	115,923

4.The shareholders ratified the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

Votes For	Votes Against	Abstain
194,259,960	7,816,846	103,106

5.The shareholders did not approve the shareholder proposal requesting that the Board issue a report on economic and social risks of Company compensation and workforce practices and any impact on diversified shareholders.

Votes For	Votes Against	Abstain	Broker Non-Votes
13,326,234	180,297,929	1,125,012	7,430,737

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 14, 2023	By:	/s/ Jeffrey A. Davis
Jeffrey A. Davis
Chief Financial Officer